SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)As previously reported, on February 4, 2022, Munish Nanda, President of Americas and Europe, provided notice of his intention to retire from Watts Water Technologies, Inc. (the “Company”). On March 23, 2022, the Company entered into a transition and retention agreement (the “Retention Agreement”) with Mr. Nanda. Pursuant to the Retention Agreement, Mr. Nanda will continue his employment with the Company until May 30, 2023 and will assist the Company in identifying a successor and transitioning his responsibilities and duties to his successor. Following the transfer of his duties as President of Americas and Europe, Mr. Nanda has agreed to provide whatever services are reasonably requested by the Chief Executive Officer for the duration of his employment, with reduced compensation commensurate with the services requested of him as determined by the Chief Executive Officer. The Retention Agreement also provides that in the event Mr. Nanda’s employment is terminated without cause prior to May 30, 2023, his outstanding unvested equity awards will continue to vest on their normal schedule until May 30, 2023. The Retention Agreement also subjects Mr. Nanda to non-competition and non-solicitation covenants for a one-year period following the date of his retirement. The foregoing summary of the Retention Agreement is qualified in its entirety by reference to the Retention Agreement, which is included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Retention Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2022	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer & Secretary